                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8--K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934


        Date of Report (Date of earliest event reported)    May 23, 1996
                                                          ----------------


                           PONDER INDUSTRIES, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                     0-18656                           75-2268672
- --------------------------------------------------------------------------------
(State or other              (Commission                       (IRS Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)


5005 Riverway, Suite 550, Houston, Texas                                   77056
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (713) 965-0653
                                                    ----------------------------


511 Commerce Road, P.O. Drawer 2229, Alice, Texas                          78332
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

             (a) Financial Statements of Businesses Acquired.

CONTENTS                                                                  PAGE

STATEMENT OF DIRECTORS' RESPONSIBILITIES                                   1

AUDITORS' REPORT                                                           2

COMBINED STATEMENT OF REVENUES AND EXPENSES                                3

COMBINED STATEMENT OF ASSETS, LIABILITIES
AND STOCKHOLDERS' EQUITY                                                   4

COMBINED CASH FLOW STATEMENT                                               5

COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY                      6

NOTES AND ACCOUNTING POLICIES                                         7 - 14


             (b) Pro Forma Financial Information.


The pro forma condensed consolidated balance sheet as of May 31, 1996, required by this item, has been filed in the Ponder Industries, Inc. (Ponder), Quarterly Report dated May 31, 1996 on Form 10Q, and is omitted herefrom in reliance upon general instruction B.3. of this form.

The accompanying pro forma condensed consolidated statements of operations of Ponder for the nine months ended May 31, 1996, and the fiscal year ended August 31, 1995, give effect to the acquisition by Ponder of all of the outstanding common shares of Panther Oil Tools (UK) Ltd. (Panther) and certain assets of Villain Ltd. (Villain), a Jersey company.


             (c) Exhibits.

                          Exhibit 2.1 Stock Purchase Agreement dated May 23, 1996, among
                                                  Ponder Energy Services, Inc.,
                                                  Panther Oil Tools (UK) Ltd.
                                                  and Panther Oil Tools Ltd.
                                                  (incorporated by reference
                                                  herein to Exhibit 2.1 to the
                                                  Registrant's Current Report
                                                  on Form 8-K filed on May 23,
                                                  1996).

                          Exhibit 2.2 Asset Purchase Agreement dated May 23, 1996, among
                                                  Ponder Energy Services, Inc.,
                                                  Villain Ltd. and John Le
                                                  Seelleur, Mel Maitland and
                                                  Wayne Tynen (incorporated by
                                                  reference herein to Exhibit
                                                  2.2 to the Registrant's
                                                  Current Report on Form 8-K
                                                  filed on May 23, 1996).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                         PONDER INDUSTRIES, INC.



                         By /s/ Eugene L. Butler
                            ----------------------------------------------------
                            Eugene L. Butler
                            Executive Vice President and Chief Financial Officer (Principal Accounting Officer)



DATE:   August 5, 1996.

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                                ANNUAL ACCOUNTS
                              YEARS ENDED 31 MARCH




CONTENTS                                                   PAGE
STATEMENT OF DIRECTORS' RESPONSIBILITIES                      1

AUDITORS' REPORT                                              2

COMBINED STATEMENT OF REVENUES AND EXPENSES                   3

COMBINED STATEMENT OF ASSETS, LIABILITIES
AND STOCKHOLDERS' EQUITY                                      4

COMBINED CASH FLOW STATEMENT                                  5

COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY         6

NOTES AND ACCOUNTING POLICIES                            7 - 14

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                    STATEMENT OF DIRECTORS' RESPONSIBILITIES





Legislation requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

*    select suitable accounting policies and then apply them consistently;

*    make judgments and estimates that are reasonable and prudent;

* prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                    AUDITORS' REPORT TO THE SHAREHOLDERS OF
               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED





We have audited the combined financial statements on pages 3 to 14 of Panther Oil Tools (UK) Limited and Villain Limited, a Jersey Company, collectively referred to as the companies, which have been prepared under the accounting policies set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page 1 Panther Oil Tools (UK) Limited's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the companies combined circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the combined financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the combined financial statements.

OPINION
In our opinion the combined financial statements give a true and fair view of the state of affairs of the companies as at 31 March 1995 and 1996 and of the net income for the three years ended 31 March 1996.

                                          Chartered Accountants
                                            Registered Auditors

Aberdeen
Date

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                  COMBINED STATEMENT OF REVENUES AND EXPENSES
                              YEARS ENDED 31 MARCH




                                                       Notes             31/3/96          31/3/95          31/3/94
                                                       -----           ---------        ---------        ---------
                                                                           L.               L.               L.
REVENUES                                                               1,751,691        1,715,791        1,282,669

DIRECT COSTS                                                             958,299        1,087,920          837,986
                                                                       ---------        ---------        ---------
GROSS PROFIT                                                             793,392          627,871          444,683

ADMINISTRATIVE EXPENSES                                                  418,653          324,342          342,427
                                                                       ---------        ---------        ---------
OPERATING INCOME                                                         374,739          303,529          102,256

OTHER (INCOME)/EXPENSE
Interest income                                                                -              (82)            (353)
Interest expense                                                          39,873           59,946           61,045
                                                                       ---------        ---------        ---------
INCOME/(LOSS) BEFORE TAX                                  2              334,866          243,665           41,564

PROVISION FOR TAX                                         3               45,072           56,261          (30,931)
                                                                       ---------        ---------        ---------
NET INCOME/(LOSS)                                                        289,794          187,404           72,495
                                                                       =========        =========        =========



The accompanying notes are an integral part of these combined financial statements.

All amounts relate to continuing operations.

There were no recognised gains or losses other than the net income for each year.

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   COMBINED STATEMENT OF ASSETS, LIABILITIES
                            AND STOCKHOLDERS' EQUITY
                              YEARS ENDED 31 MARCH


                                                                   Notes                    31/3/96           31/3/95
                                                                   -----                  ---------         ---------
ASSETS                                                                                         L.                L.

CURRENT ASSETS
Cash and cash equivalents                                                                         -                78
Accounts receivable                                                    5                    440,411           287,848
Prepaid expenses                                                       5                     27,145            26,487
                                                                                          ---------         ---------
                                                                                            467,556           314,413
                                                                                          ---------         ---------
PROPERTY AND EQUIPMENT
Plant and equipment                                                                       2,132,157         1,916,866
Motor vehicles                                                                               98,837            68,126
                                                                                          ---------         ---------
                                                                                          2,230,994         1,984,992

Less Accumulated depreciation                                                               984,823           874,124
                                                                                          ---------         ---------
Total property and equipment, net                                      4                  1,246,171         1,110,868
                                                                                          ---------         ---------
TOTAL ASSETS                                                                              1,713,727         1,425,281
                                                                                          =========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities                                                    309,557           384,021
Bank overdraft                                                                              300,077           214,489
Current obligations under capital leases                                                    123,013            74,142
                                                                                          ---------         ---------
Total current liabilities                                              6                    732,647           672,652
                                                                                          ---------         ---------
LONG TERM DEBT
Capital leases                                                                               57,493             9,779

DEFERRED TAX                                                           9                    111,968            72,028
                                                                                          ---------         ---------
TOTAL LIABILITIES                                                                           902,108           754,459
                                                                                          ---------         ---------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
10,000 Ordinary shares of L.1 each
issued and fully paid                                                 10                     10,000            10,000
375,000 Cumulative redeemable preference
shares of L.1 each                                                    10                    375,000           375,000
Retained earnings                                                                           426,619           285,822
                                                                                          ---------         ---------
TOTAL STOCKHOLDERS' EQUITY                                                                  811,619           670,822
                                                                                          ---------         ---------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                                                                    1,713,727         1,425,281
                                                                                          =========         =========

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                          COMBINED CASH FLOW STATEMENT
                              YEARS ENDED 31 MARCH




                                      Notes                   1996                        1995             1994
                                      -----                 --------                    --------         --------
                                                L.           L.          L.             L.           L.      L.
NET CASH INFLOW/
(OUTFLOW) FROM
OPERATING ACTIVITIES                   15                  300,389                     405,799              320,564

RETURNS ON INVESTMENTS
AND SERVING OF FINANCE
Interest received                                 -                         82                         353
Interest paid                               (39,873)                   (59,946)                    (61,045)
Profit withheld by Villain Ltd             (148,997)                   (67,065)                   (138,505)
                                           --------                    -------                    --------
NET CASH OUTFLOW
FROM RETURNS ON
INVESTMENTS AND
SERVICING OF FINANCE                                      (188,870)                   (126,929)            (199,197)

TAXATION
UK Corporation tax
recovered/(paid)                                                 -                           -                 (279)

INVESTING ACTIVITIES
Purchase of tangible fixed assets          (467,723)                  (957,971)                    (91,393)
Sale of tangible fixed assets               394,452                    645,056                     257,310
                                           --------                    -------                    --------

NET CASH INFLOW FROM
INVESTING ACTIVITIES                                       (73,271)                   (312,915)             165,917
                                                          --------                    --------             --------

NET CASH INFLOW/(OUTFLOW)
BEFORE FINANCING                                            38,248                     (34,045)             287,005

NET CASH INFLOW/(OUTFLOW)
FROM FINANCING
Capital lease payments                     (123,914)                  (349,805)                   (207,422)
Share capital                                     -                    200,000                           -
                                           --------                    -------                    --------

                                                          (123,914)                   (149,805)            (207,422)
                                                          --------                    --------             --------
INCREASE/(DECREASE) IN CASH
AND CASH EQUIVALENTS                   17                  (85,666)                   (183,850)              79,583
                                                          ========                    ========             ========


               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
             COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                              YEARS ENDED 31 MARCH


     Share capital

                                                   Ordinary                          Preference         Total
                                         Number                L.              Number          L.         L.
                                         ------              ------            -------       -------    -------
     Balance 1/4/93                      10,000              10,000            175,000       175,000    185,000
     Change in year                           -                   -                  -             -          -
                                         ------              ------            -------       -------    -------
     Balance 31/3/94                     10,000              10,000            175,000       175,000    185,000
     Issue of shares                          -                   -            200,000       200,000    200,000
                                         ------              ------            -------       -------    -------
     Balance 31/3/95                     10,000              10,000            375,000       375,000    385,000
     Change in year                           -                   -                  -             -          -
                                         ------              ------            -------       -------    -------
     Balance 31/3/96                     10,000              10,000            375,000       375,000    385,000
                                         ======              ======            =======       =======    =======
     Stockholders' equity

                                                                                                             Total
                                                                                 Share         Retained  Stockholders'
                                                                               Capital         Earnings     Equity
                                                                               -------          -------     -------
                                                                                  L.               L.         L.

     Balance 1/4/93                                                            185,000          231,493     416,493
     Net income                                                                      -           72,495      72,495
     Less withheld by Villain                                                        -         (138,505)   (138,505)
     ----                                                                      -------          -------     -------
     Balance 31/3/94                                                           185,000          165,483     350,483
     Net income                                                                      -          187,404     187,404
     Less withheld by Villain                                                        -          (67,065)    (67,065)
     ----
     Issue of shares                                                           200,000                -     200,000
                                                                               -------          -------     -------
     Balance 31/3/95                                                           385,000          285,822     670,822
     Net income                                                                      -          289,794     289,794
     Less withheld by Villain                                                        -         (148,997)   (148,997)
     ----                                                                      -------          -------     -------
     Balance 31/3/96                                                           385,000          426,619     811,619
                                                                               =======          =======     =======

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                         NOTES AND ACCOUNTING POLICIES
                              YEARS ENDED 31 MARCH





1.   ACCOUNTING POLICIES

(a)  BASIS OF ACCOUNTING
     The combined financial statements have been prepared under the historical cost convention. Inter company transactions have been eliminated in preparing the combined statements.

(b)  BASIS OF COMBINATION
     The combined accounts incorporate the accounts of Panther Oil Tools (UK) Limited together with the fixed assets, equivalent shareholders funds, revenues and related direct expenses generated by the aforementioned assets of Villain Limited. Villain Limited is a company incorporated in Jersey, Channel Islands whose aforementioned assets have subsequently been acquired by Ponder Industries, Inc., a Delaware Corporation along with the whole of the issued share capital of Panther Oil Tools (UK) Limited.

(c)  TANGIBLE FIXED ASSETS AND DEPRECIATION
     Tangible fixed assets are depreciated by the straight line method over their anticipated useful lives at the following annual rates:

     Plant and Equipment   12.5% and 20%
     Motor Vehicles          25%

(d)  DEFERRED TAXATION
     Provision is made for deferred tax using the liability method, for all timing differences. Deferred taxation is computed at the rates of tax estimated to be applicable when the timing differences reverse.

(e)  TURNOVER
     Turnover represents sales at invoice value less trade discounts allowed and excluding value added tax.

(f)  FOREIGN CURRENCIES
     Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date.

     Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction.

     All exchange differences are taken to the statement of revenues and expenses.

(g)  LEASE AND HIRE PURCHASE AGREEMENTS
     Where motor vehicles and rental tools are acquired under hire purchase agreements and finance leases, the assets are capitalised at an amount representing the equivalent outright purchase price of such assets and included in tangible fixed assets. The capital element of future rentals is treated as a liability. The interest element is charged to the statement of revenues and expenses account over the period of the lease.

     Leasing charges in respect of operating leases are recognised in the profit and loss account over the lives of the lease agreements as incurred.

     Rental tools available for hire are capitalised and income derived therefrom is credited to the statement of revenues and expenses as it arises.

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH




2.   NET INCOME ON ORDINARY ACTIVITIES                                                Combined
     BEFORE TAXATION                                                  1996              1995              1994
                                                                     -------           -------          -------
                                                                        L.                L.                L.

     The net income on ordinary activities
     before taxation is after charging:


     Auditors' remuneration - audit fee                                2,850             2,750            2,500
     Depreciation written off tangible
     fixed assets                                                    215,331           244,002          281,342

     Operating lease rentals - plant and machinery                   181,965           131,715          239,708
                             - buildings                              23,200            23,200           18,000

3.   TAX ON ORDINARY ACTIVITIES                                                       Combined
                                                                        1996              1995             1994
                                                                     -------           -------          -------
                                                                          L.                L.               L.
     Corporation tax on the net income
     for the year at 25% (1995 25%)                                    5,132                 -                -
     Deferred taxation                                                39,940            56,650          (30,931)
     Overprovision of tax charge in 1994                                   -              (389)                -
                                                                     -------           -------          -------
                                                                      45,072            56,261          (30,931)
                                                                     =======           =======          =======

     U.K. tax losses available for carry forward are now estimated to exceed L.126,000.
     These losses can be carried forward indefinitely.  The corporation tax charge is made up as follows:

     Gains tax payable on capital                                     85,000                 -                -
     Offset against trading losses                                    64,469                 -                -
                                                                     -------           -------          -------
                                                                      20,531                 -                -
                                                                     =======           =======          =======

     Payable at 25%                                                    5,132                 -                -
                                                                     =======           =======          =======

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH


4.   FIXED ASSETS - TANGIBLE                                        Plant &            Motor
                                                                   Equipment          Vehicles          Total
                                                                   ---------           -------        ---------
                                                                       L.                L.               L.
     COST

     At 1/4/94                                                     1,546,127            54,868        1,600,995
     Additions                                                       953,147            24,380          977,527
     Disposals                                                      (582,408)          (11,122)        (593,530)
                                                                   ---------           -------        ---------
     At 31/3/95                                                    1,916,866            68,126        1,984,992
                                                                   =========           =======        =========

     At 1/4/95                                                     1,916,866            68,126        1,984,992
     Additions                                                       657,511            30,711          688,222
     Disposals                                                      (442,220)                -         (442,220)
                                                                   ---------           -------        ---------

     At 31/3/96                                                    2,132,157            98,837        2,230,994
                                                                   =========           =======        =========
     AGGREGATE DEPRECIATION

     At 1/4/94                                                       834,242            34,802          869,044
     Charge for year                                                 231,149            12,853          244,002
     Eliminated on disposals                                        (230,812)           (8,110)        (238,922)
                                                                   ---------           -------        ---------

     At 31/3/95                                                      834,579            39,545          874,124
                                                                   =========           =======        =========

     At 1/4/95                                                       834,579            39,545          874,124
     Charge for year                                                 201,898            13,433          215,331
     Eliminated on disposals                                        (104,632)                -         (104,632)
                                                                   ---------           -------        ---------

     At 31/3/96                                                      931,845            52,978          984,823
                                                                   =========           =======        =========

     NET BOOK VALUE
     At 31/3/95                                                    1,082,287            28,581        1,110,868
                                                                   =========           =======        =========

     At 31/3/96                                                    1,200,312            45,859        1,246,171
                                                                   =========           =======        =========

5.   DEBTORS
                                                                                          1996             1995
                                                                                       -------        ---------
                                                                                          L.              L.
     Accounts receivable
     Receivables over 10% thereof
     (1996: Candecca Resources Ltd)                                                                      85,085
     Other                                                                                              202,763

                                                                                       440,411
     Prepayments                                                                        27,145           26,487
                                                                                       -------        ---------
                                                                                       467,556          314,335
                                                                                       =======        =========


               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH




6.   CREDITORS                                                                                Combined
                                                                                        1996             1995
                                                                                       ------           ------
                                                                        L.                L.               L.
     Bank overdraft (secured)                                                          300,077          214,489
     Accounts payable                                                156,406                            335,097
     Corporation tax                                                   5,132                                  -
     Other taxes and social security                                  43,625                              4,530
     Other creditors                                                  55,685                             14,216
     Amounts due to Panther Oil Tools Ltd
     (parent undertaking)                                             48,709                             30,178
                                                                     -------
                                                                                       309,557


     Capital leases                                                                    123,013           74,142
                                                                                       -------          -------
                                                                                       732,647          672,652
                                                                                       =======          =======
     Amounts falling due after more than
     one year:

     Capital leases                                                                     57,493            9,779
                                                                                       =======          =======


     The bank has an overdraft facility of L.300,000 which is secured by a full mortgage debenture over the whole property and undertaking of Panther Oil Tools (UK) Limited and a personal guarantee of L.50,000 by John Le Seelleur and Charles Tynon.

     The hire purchase instalments due after more than one year are payable within two to five years and are secured on plant and machinery.

7.   LEASE COMMITMENTS

     Operating Leases - Property

     The company has non-cancellable operating
     lease commitments to pay during the next five                      L.
     years at L.23,200 per annum as follows:

     Inverurie                                                        10,700
     Great Yarmouth                                                   12,500
                                                                     -------
                                                                      23,200
                                                                     =======

8.   CONCENTRATION OF CREDIT RISK

     The companies are heavily dependent on the oil industry for their business. They are therefore subject to the ups and downs of the oil industry. The company had one significant trade receivable (Candecca Resources Limited) at 31 March 1996 as disclosed in note 5 above.

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH



9.   PROVISION FOR LIABILITIES AND                                                Combined
     CHARGES - DEFERRED TAXATION                                          1996                1995
                                                                         -------             -------
                                                                           L.                  L.

     At 1 April 1995                                                      72,028              15,378
     Charged to profit and loss account                                   39,940              56,650
                                                                         -------             -------

     At 31 March 1996                                                    111,968              72,028
                                                                         =======             =======
     Deferred taxation has been fully provided
     in respect of:

     Accelerated capital allowances                                      143,675              94,435
     Tax losses                                                          (31,707)            (22,407)
                                                                         -------             -------

                                                                         111,968              72,028
                                                                         =======             =======

10.  SHARE CAPITAL                                                                Combined
                                                                          1996                1995
                                                                         -------             -------
                                                                           L.                  L.

     Authorised:
     10,000 Ordinary shares of L.1 each                                   10,000              10,000
                                                                         =======             =======

     375,000 Cumulative redeemable preference shares                     375,000             375,000
                                                                         =======             =======

     Allotted, issued and fully paid:
     10,000 Ordinary shares of L.1 each                                   10,000              10,000
                                                                         =======             =======

     375,000 Cumulative redeemable preference shares                     375,000             375,000
                                                                         =======             =======

     There are no preference dividends in arrears and no restrictions on retained earnings. The preference shares have no final dividend entitlement on redemption terms.

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH




11.  ULTIMATE PARENT UNDERTAKING

     Panther Oil Tools (UK) Limited was a subsidiary of Panther Oil Tools Limited, a Jersey, Channel Islands registered company as at 31 March 1996.

12.  RELATED PARTY TRANSACTIONS

     During the period Panther Oil Tools (UK) Limited traded with Oilfield Consultants Limited, a company in which the director Mr. John Le Seelleur is a director. All transactions were carried out on an arms length basis. Those transactions were not material.

     The company owed L.48,709 to the parent company at 31/3/96 as disclosed in note 6.

13.  COMMITMENTS

     At 31 March 1996, Panther Oil Tools (UK) Limited had contracted to buy fixed assets to the value of approximately L.320,000.

14.  POST BALANCE SHEET EVENTS

     After the year end Ponder Industries Limited acquired the whole of the issued share capital of Panther Oil Tools (UK) Limited for 1,200,000 shares in Ponder Industries Limited (par value of L0.01 per share).
     Ponder Industries Limited acquired the assets of Villain Limited for U.S.$ 1,250,000.

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH




15.  NET CASH INFLOW/(OUTFLOW)
     FROM OPERATING ACTIVITIES                                           1996             1995               1994
                                                                       --------         --------           --------
                                                                           L.               L.                 L.

     Operating income/(loss)                                            374,739          303,529            102,256
     Depreciation of tangible fixed assets                              215,331          244,002            281,342
     Gain on sale of fixed assets                                       (56,864)        (290,448)          (108,800)
     Decrease/(increase) in trade receivables                          (125,715)           4,464             49,081
     Increase in other receivables                                      (26,848)         (43,000)              (461)
     Decrease in prepayments and accrued income                            (658)          (1,068)                 -
     (Increase)/decrease in amounts owed
     by group undertakings                                                    -           63,453             (8,148)
     (Decrease)/increase in trade payables                             (178,691)         116,244              1,141
     (Decrease)/increase in other payables                                5,470          (23,573)             6,777
     Increase/(decrease) in amounts owed to
     group undertakings                                                  54,530           30,178                  -
     Increase/(decrease) in other taxation
     and social security                                                 39,095            2,018             (2,624)
                                                                       --------         --------           --------
     NET CASH INFLOW/(OUTFLOW) FROM
     OPERATING ACTIVITIES                                               300,389          405,799            320,564
                                                                       ========         ========           ========


16.  ANALYSIS OF CHANGES IN FINANCING
     DURING THE PERIOD                                                                                      Share
                                                                                                           Capital
                                                                                                           -------
                                                                                                               L.

     Balance at 1 April 1993 and 31 March 1994                                                              185,000
     Shares issued for cash in 1995                                                                         200,000
                                                                                                           --------
     Balance at 31 March 1995                                                                               385,000
                                                                                                           ========
     Balance at 31 March 1996                                                                               385,000
                                                                                                           ========

               PANTHER OIL TOOLS (UK) LIMITED AND VILLAIN LIMITED
                   NOTES AND ACCOUNTING POLICIES (Continued)
                              YEARS ENDED 31 MARCH




                                                                         1996
17.  ANALYSIS OF CHANGES IN CASH AND CASH                              --------
     EQUIVALENTS DURING THE PERIOD                                         L.

     Balance at 1 April 1993                                           (110,144)

     Net Cash inflow/outflow                                             79,583
                                                                       --------

     Balance at 31 March 1994                                           (30,561)

     Net cash inflow/outflow                                           (183,850)
                                                                       --------

     Balance at 31 March 1995                                          (214,411)

     Net cash inflow/outflow                                            (85,666)
                                                                       --------

     Balance at 31 March 1996                                          (300,077)
                                                                       ========

18.  ANALYSIS OF THE BALANCE OF CASH AND
     CASH EQUIVALENTS AS SHOWN IN THE
     BALANCE SHEET                                                       1996             1995               1994
                                                                       --------          -------            -------
                                                                           L.               L.                 L.

     Cash at bank and in hand                                                 -               78              7,981
     Bank overdrafts                                                   (300,077)        (214,489)           (38,542)
                                                                       --------          -------            -------
                                                                       (300,077)        (214,411)           (30,561)
                                                                       ========          =======            =======
     Change in year                                                     (85,666)        (183,850)            79,583
                                                                       ========          =======            =======


                   PONDER INDUSTRIES, INC., AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED

                              FINANCIAL STATEMENTS


The accompanying pro forma condensed consolidated statements of operations of Ponder for the nine months ended May 31, 1996, and the fiscal year ended August 31, 1995, give effect to the acquisition by Ponder of all of the outstanding common shares of Panther Oil Tools (UK) Ltd. (Panther) and certain assets of Villain Ltd. (Villain), a Jersey company. The acquisition was effective as of April 1, 1996, for $1,250,000 and 1,200,000 shares of Ponder's restricted stock. The cash portion of the purchase price and the acquisition related expenses were funded by a portion of the net proceeds totaling $9,855,000 of a $10,950,000 placement of convertible debentures completed on April 26, 1996. The remainder of the net proceeds will be used to fund subsequent future acquisitions, working capital and for general corporate purposes. The acquisition has been accounted for as a purchase. The pro forma condensed consolidated statements of operations are based on the historical consolidated statements of operations of Ponder for the nine months ended May 31, 1996 (which includes the operations of Panther and Villain for the two months ended May 31, 1996), and for the fiscal year ended August 31, 1995, and on the historical combined financial statements of Panther and Villain for the seven months ended March 31, 1996, and for the year ended August 31, 1995. The pro forma condensed consolidated statements of operations include the adjustments described below. The pro forma condensed consolidated statements of operations assume that the above-described acquisition and the portion of the net proceeds of the convertible debentures related to the above acquisition occurred at the beginning of each period presented.

The pro forma condensed consolidated statements of operations and the notes thereto are based upon available information and certain estimates and assumptions related to the accounting for the above-described acquisition that is subject to final determination. The pro forma financial information is not necessarily indicative of the results that would have occurred had such transactions actually taken place at the beginning of the periods specified nor does such information purport to project the results of operations for any future date or period.

                   PONDER INDUSTRIES, INC., AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED

                            STATEMENT OF OPERATIONS

                     FOR THE NINE MONTHS ENDED MAY 31, 1996



                                                                    Panther and
                                                    Ponder            Villain,
                                                  Industries,         Combined
                                                  Inc., Nine       for the Seven
                                                 Months Ended       Months Ended      Pro Forma          Ponder
                                                 May 31, 1996      March 31, 1996    Adjustments        Pro Forma
                                                 ------------      --------------    -----------      ------------
TOOL RENTALS AND SALES                           $  7,184,421        $ 1,982,439      $   -           $  9,166,860

COSTS OF SERVICE AND SALES                          3,120,126            907,342          -              4,027,468
                                                 ------------        -----------      ----------      ------------


      Gross profit                                  4,064,295          1,075,097          -              5,139,392

GENERAL, ADMINISTRATIVE AND OPERATING
  EXPENSES                                          4,644,697            428,077          -              5,072,774

DEPRECIATION                                          520,329            194,232         171,976(2)        886,537

INTEREST                                              444,251             37,974         103,543(3)        585,768

OTHER                                                (199,699)            -               -               (199,699)

INCOME TAX                                             -                  54,312          -                 54,312
                                                 ------------        -----------      ----------      ------------

      Income (loss) from continuing
      operations                                 $ (1,345,283)       $   360,502      $ (275,519)    $ (1,260,300)
                                                 ============        ===========      ==========      ============

EARNINGS (LOSS) PER SHARE FROM CONTINUING
  OPERATIONS                                                                                          $       (.13)
                                                                                                      ============
WEIGHTED AVERAGE SHARES OUTSTANDING
                                                                                                         9,450,998
                                                                                                      ============

                   PONDER INDUSTRIES, INC., AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED

                            STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED AUGUST 31, 1995



                                                   Ponder           Panther and
                                                 Industries,          Villain,
                                                    Inc.,             Combined
                                                 Year Ended          Year Ended       Pro Forma          Ponder
                                               August 31, 1995     August 31, 1995   Adjustments        Pro Forma
                                               ---------------     ---------------   -----------      -------------
TOOL RENTALS AND SALES                           $  6,756,738        $ 2,316,053      $   -           $   9,072,791

COSTS OF SERVICE AND SALES                          3,360,918          1,076,572          -               4,437,490
                                                 ------------        -----------      ----------      -------------

      Gross profit                                  3,395,820          1,239,481          -               4,635,301

GENERAL, ADMINISTRATIVE AND OPERATING
  EXPENSES                                          4,280,496            472,621          -               4,753,117

DEPRECIATION                                          552,944            368,148         294,816(2)       1,215,908

INTEREST                                              470,903             79,699         157,405(3)         708,007

GAIN ON DISPOSAL OF ASSETS                         (1,319,637)            -               -              (1,319,637)

OTHER                                                (148,354)            -               -                (148,354)

INCOME TAX                                             -                  67,852          -                  67,852
                                                 ------------        -----------      ----------      -------------
      Income (loss) from continuing
         operations                              $   (440,532)       $   251,161      $ (452,221)     $    (641,592)
                                                 ============        ===========      ==========      =============
EARNINGS (LOSS) PER SHARE FROM CONTINUING
  OPERATIONS                                                                                          $        (.08)
                                                                                                      =============

WEIGHTED AVERAGE SHARES OUTSTANDING                                                                       7,867,437
                                                                                                      =============

                   PONDER INDUSTRIES, INC., AND SUBSIDIARIES

                        NOTES TO THE PRO FORMA CONDENSED

                       CONSOLIDATED FINANCIAL STATEMENTS

                                  MAY 31, 1996



1.  GENERAL:

The accompanying pro forma condensed consolidated statements of operations of Ponder for the nine months ended May 31, 1996, and the fiscal year ended August 31, 1995, give effect to the acquisition by Ponder of all of the outstanding common shares of Panther and certain assets of Villain. The acquisition was effective as of April 1, 1996, for $1,250,000 and 1,200,000 shares of Ponder's restricted stock. The cash portion of the purchase price and the acquisition related expenses were funded by a portion of the net proceeds totaling $9,855,000 of a $10,950,000 placement of convertible debentures completed on April 26, 1996. The remainder of the net proceeds will be used to fund subsequent future acquisitions, working capital and for general corporate purposes. The acquisition has been accounted for as a purchase. The pro forma condensed consolidated statements of operations are based on the historical consolidated statements of operations of Ponder for the nine months ended May 31, 1996 (which includes the operations of Panther and Villain for the two months ended May 31, 1996), and for the fiscal year ended August 31, 1995, and on the historical combined financial statements of Panther and Villain for the seven months ended March 31, 1996, and for the year ended August 31, 1995. The pro forma condensed consolidated statements of operations include the adjustments described below. The pro forma condensed consolidated statements of operations assume that the above-described acquisition and the portion of the net proceeds of the convertible debentures related to the above acquisition occurred at the beginning of each period presented.

2.  FAIR VALUE ADJUSTMENTS:

Adjustment to reflect the effect on depreciation expense of recording the fair value of property and equipment acquired.

3.  CONVERTIBLE DEBENTURES:

Adjustment to reflect the pro rata portion of interest expense and amortization of the discount on the convertible debentures related to the pro rata portion of the net proceeds associated with the Panther and Villain acquisition.